                               SCHEDULE 14A
                              (RULE 14A-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                           EXCHANGE ACT OF 1934

          Filed by the Registrant [ ]

          Filed by a Party other than the Registrant [X]
          Check the appropriate box:

          [ ]  Preliminary Proxy Statement

          [ ]  Definitive Proxy Statement

          [ ]  Definitive Additional Materials

          [ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

          [ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))


                         BADGER PAPER MILLS, INC.
---------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)

       JAMES D. AZZAR, BOMARKO, INC., AND EXTRUSIONS DIVISION, INC.

---------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X]  No fee required.

 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.
      (1)  Title of each class of securities to which transaction applies:

      ---------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:

      ---------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

      ---------------------------------------------------------------------
      (4)  Proposed maximum aggregate value of transaction:

      ---------------------------------------------------------------------
      (5)  Total fee paid:

      ---------------------------------------------------------------------
 [ ]  Fee paid previously with preliminary materials.

 [ ]  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount previously paid:

      ---------------------------------------------------------------------
      (2)  Form, Schedule or Registration Statement No.:

      ---------------------------------------------------------------------
      (3)  Filing party:

      ---------------------------------------------------------------------
      (4)  Date filed:

      ---------------------------------------------------------------------

                              JAMES D. AZZAR
                           208 Pioneer Club Road
                     East Grand Rapids, Michigan 49506


                              PROXY STATEMENT
                                    FOR
                      SPECIAL MEETING OF SHAREHOLDERS
                        OF BADGER PAPER MILLS, INC.
                        TO BE HELD JANUARY 23, 1997


     This proxy statement is being furnished to shareholders of Badger Paper Mills, Inc. (the "Company") by James D. Azzar, or about January 12, 1997, in connection with a solicitation of proxies by Mr. Azzar for use at the Special Meeting of Shareholders of the Company to be held on Thursday, January 23, 1997, at 10:00 a.m., local time, and all adjournments or postponements thereof (the "Special Meeting") for the purposes set forth below.

     In addition to Mr. Azzar, other participants in this solicitation are Bomarko, Inc. ("Bomarko") and Extrusions Division, Inc. ("EDI"), corporations controlled by Mr. Azzar. (Mr. Azzar, Bomarko, and EDI are collectively referred to in this Proxy Statement as the "Participants.") Mr. Azzar, Bomarko, and EDI collectively are the beneficial owners of 276,864 shares (14.2%) of the Company's common stock, no par value ("Common Stock").

     The only matter expected to be presented at the Special Meeting is the following proposal (the "Proposal"):

          "RESOLVED, that pursuant to Wis. Stat. Section 180.1150, full voting power is hereby approved and restored to all shares of this corporation to be acquired or held by Bomarko, Inc., Extrusions Division, Inc., and James D. Azzar in excess of 20% of the voting power in the election of directors."

     THE PARTICIPANTS REQUEST THAT YOU VOTE "FOR" THE PROPOSAL BY MARKING "FOR" ON THE ENCLOSED BLUE PROXY CARD, DATING IT, AND RETURNING IT TO MR. AZZAR IN THE ENCLOSED ENVELOPE.

                            ABOUT THE PROPOSAL

     Generally speaking, under Section 180.1150 of the Wisconsin Business Corporation Law ("WBCL"), the voting power of shares of Common Stock held by any person, or group acting in concert, in excess of 20% of the aggregate of all shares eligible to vote in the election of Company directors is limited in voting on any matter to 10% of the full voting power of such excess shares, unless Company shareholders have voted to restore full voting power. Shares held or acquired under certain circumstances are excluded from the application of Section 180.1150, but such exceptions are not relevant in the matter being voted upon. If a shareholder requests, the Board must call a meeting of shareholders to consider and act upon a proposal to restore full voting power of the shares.

     In December 1996, the Participants submitted to the Company the Proposal and the following notice pursuant to Section 180.1150 and requested that the Proposal be submitted to a vote of the shareholders and that the Special Meeting be held.

     Set forth below is the notice accompanying the Proposal:

                      "NOTICE OF PROPOSED RESOLUTION

          This Notice and the accompanying resolution are submitted to the shareholders of Badger Paper Mills, Inc. ("Badger") pursuant to Wis. Stat. <Section> 180.1150 on behalf of Bomarko, Inc. ("Bomarko"), Extrusions Division, Inc. ("EDI"), and James D. Azzar (collectively referred to as the "Investors"). The Investors request a shareholder vote to approve restoration of full voting power to the Investors in the event that the Investors purchase shares of Badger in excess of 20% of the voting power in the election of directors.

          Recent strategic actions by the Company and continuing substantial operating losses have caused the Investors to reevaluate the risks and prospects of their investment in Badger. Investors now believe that the most viable strategy by which the Investors and other stockholders can limit the risk of further substantial losses in the value of their investment in Badger may be to pursue a prompt sale of Badger or its assets. The Investors intend to communicate with management and take other measures to encourage the board of directors and management to take appropriate measures to maximize stockholders' value, including, if feasible, a sale of Badger or its assets.

          The Investors may acquire additional shares of the Company for the purpose of enhancing their ability to influence management, to promote a sale of the Company, or to supplement or protect their investment. However, the Investors believe that purchases of shares without full voting rights would not further this purpose. The Investors believe that approval of the proposed resolution, perhaps accompanied by further purchases of Shares, would tend to enhance the Investors' ability to encourage the board of directors and management to maximize shareholder value.

          At this time, the Investors propose to acquire more than 20 percent but less than 50 percent of the total Badger Shares outstanding. The Investors propose to acquire such shares with cash on hand or obtained from the sale of other investment securities, or from existing lines of credit. Purchases will be made on the open market and in privately negotiated transactions with individual shareholders of Badger. Although the Investors have no present intention to purchase shares otherwise than as set forth above, they reserve the right to acquire shares by any lawful means.

          If Badger is offered for sale, the Investors might or might not offer to acquire Badger or some or all of its assets. However, the desire of the Investors to pursue a sale of the Company is not primarily motivated by an intent to acquire Badger or any substantial portion of its assets. The Investors believe that the defensive provisions included in the Company's articles of incorporation and certain laws available to the board of directors of the Company in the state of Wisconsin render it comparatively unlikely that the Investors could acquire control of Badger or its assets without the support of the present board of directors.

          Bomarko beneficially owns 276,664 shares of Badger common stock. EDI beneficially owns 200 Badger shares. Mr. Azzar beneficially owns 276,864 Badger shares, or over 14% of the voting power in the election of directors, including shares beneficially owned by Bomarko and EDI. Bomarko is a converter and manufacturer of coated and printed paper products. In the ordinary course of its business, it purchases substantial quantities of paper of types manufactured by Badger. Bomarko is a competitor of Badger in some product lines.

          The Investors have no present plans to gain control of Badger. In furtherance of their desire to enhance stockholders' value, the Investors may seek to change the present board of directors or management of Badger or change Badger's articles of incorporation or bylaws, although they have no specific present intention to do so. The Investors have no specific present plans or proposals to liquidate Badger, to sell substantially all of its assets, or merge it or exchange its shares with any other person, to change the location of its principal office or a material portion of its business activities, to change materially its management or policies of employment, to alter materially its relationship with suppliers or customers or the communities in which it operates, or make any other material change in its business, corporate structure, management or personnel. However, the Investors do intend to encourage the board of directors and management to sell Badger or its assets, and such a sale may affect any or all of these factors."

                          SOLICITATION OF PROXIES

     This solicitation is not being made by or on behalf of the Company or the Company's Board of Directors. Proxies are being solicited by and on behalf of Mr. Azzar and the Participants. Mr. Azzar and employees of the Participants will solicit proxies by use of the mails and perhaps by telephone. Bomarko, Inc. will bear all of the costs of this solicitation.

     Mr. Azzar, Bomarko and EDI constitute a "group" within the meaning of
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are also considered "participants in a solicitation" within the meaning of Instruction 3 to Item 4 of Regulation 14A under the Exchange Act. Mr. Azzar is a United States citizen. His principal occupation is as a private investor. His address is 208 Pioneer Club Road, East Grand Rapids, Michigan 49506. Bomarko is a Delaware corporation. Its principal business is the manufacture and sale of coated and printed paper products. The address of its principal business and principal office is Bomarko, Inc., North Oak Road, Post Office Box K, Plymouth, Indiana 46563. Mr. Azzar is the Chairman of the Board, the Chief Executive Officer and a Director of Bomarko. EDI is a Michigan corporation. Its principal business is the sale of plastic parts. The address of its principal business and principal office is 208 Pioneer Club Road, East Grand Rapids, Michigan 49506. Mr. Azzar is the President, sole director and sole shareholder of EDI.

     The Special Meeting will take place at the Best Western Riverfront Inn, 1821 Riverside Ave., Marinette, Wisconsin. The address of the Company's principal executive office is 200 West Front Street, Peshtigo, Wisconsin 54157-0149.

     Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Special Meeting and to vote in person. Presence at the Special Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing at or before the Special Meeting or by executing a later-dated proxy.

     A proxy, in the enclosed form, which is properly executed, duly returned to Mr. Azzar and not revoked will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted (i) "FOR" the Proposal to grant full voting power to the shares of Common Stock owned by the Participants in the event that the Participants acquire additional shares of Common Stock, and (ii) on such other business or matters which may properly come before the Special Meeting in accordance with the discretion of Mr. Azzar. Other than the Proposal, which is described in further detail below, the Participants have no knowledge of any other matters to be presented for action by the shareholders at the Special Meeting.

     On or about January 3, 1997, the Company mailed a Proxy Statement (the "Company Proxy Statement") relating to the Special Meeting. In the Company Proxy Statement, the Company noted that only holders of record of the Company's Common Stock as of the close of business on December 20, 1996 are entitled to vote at the Special Meeting. In the Company Proxy Statement, the Company reported that, on that date, it had 1,945,130 shares of Common Stock outstanding and entitled to vote, each of which is entitled to one vote per share.

               INTEREST OF THE PARTICIPANTS IN THE PROPOSAL

     If the Proposal is approved (see "Vote Required"), the Participants, should they collectively purchase additional shares of Common Stock sufficient to bring their collective ownership level above 20 percent of the outstanding Common Stock, will have full voting rights for all of their shares of Common Stock.

                               VOTE REQUIRED

     The number of votes cast "FOR" the shareholder proposal at the Special Meeting must exceed the number of votes cast "AGAINST" the shareholder proposal to approve the shareholder proposal. Abstentions and broker non-votes will not be counted except to establish the existence of a quorum.

                          PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of December 20, 1996 by: (i) each director; (ii) the executive officers required to be named in the Summary Compensation Table set forth in the Proxy Statement distributed in connection with the 1996 Annual Meeting of shareholders; (iii) all of the directors, nominees and executive officers (including the executive officers named in the Summary Compensation Table) as a group; and (iv) each person or other entity known by the Company to own beneficially more than 5% of the class of Common Stock. Except as otherwise indicated in the footnotes, each of the holders listed below has sole voting and investment power other the shares beneficially owned. This information was taken from the Company Proxy Statement. The Participants have no knowledge of, and are not responsible for, such information, except to the extent that it relates to the Participants.

                                                    SHARES OF
                                                    COMMON STOCK            COMMON STOCK
      NAME OF BENEFICIAL OWNER                      BENEFICIALLY OWNED      BENEFICIALLY OWNED
      Edwin A. Meyer, Jr.,
        Chairman of the Board                       360,074 <F1>                  18.5%
      Bennie C. Burish,
        Director                                    100,948 <F2>                   5.2%
      Earl R. St. John, Jr.,
        Director                                     11,000 <F3>                   <F*>
      Claude L. Van Hefty,
        Director,  President and
        Chief Executive Officer                       4,350 <F4>                   <F*>
      Miles L. Kresl, Jr., Vice
        President/Administration,
        Treasurer and Corporate
        Secretary                                     5,300                        <F*>
      Thomas J. Kuber,
        Director                                      1,010                        <F*>
      Ralph D. Searles,
        Director                                        800                        <F*>
      All directors and executive
        officers as a group (11 persons)            485,882 <F5>                  25.0%
      Walter F. Adrian                              112,000 <F6>                   5.8%
      James D. Azzar                                276,864 <F7>                  14.2%


      ---------------------------

<F*> Denotes less than 1%.

<F1>  Amounts shown include 49,766 shares owned by Lorraine Meyer, and 21,744 shares owned by Carol
      Coffey Sheridan, as to which Mr. Meyer has voting rights but disclaims beneficial ownership.
      The amounts shown do not include 9,512 shares of Common Stock owned by Gloria L. Meyer, Mr.
      Meyer's wife, as to which he disclaims voting and dispositive power.

<F2>  Amounts shown do not include 11,500 shares of Common Stock owned by Donna M. Burish, Mr.
      Burish's wife, as to which he disclaims voting and dispositive power.

<F3>  Amounts shown include 11,000 shares of Common Stock held in trust as to which Mr. St. John has sole voting and dispositive power.  Amounts shown do not include 11,000 shares of Common Stock held in trust for the benefit of Rosemary St. John, Mr. St. John's wife, as to which he disclaims voting and dispositive power.

<F4>  Amounts shown include 2,000 shares of Common Stock owned by Mr. Van Hefty and Karen J. Van
      Hefty, Mr. Van Hefty's wife, as joint tenants as to which they share voting and investment power.
                                      -9-

<F5>  In the aggregate, directors and executive officers have sole voting and dispositive power with respect to 367,020 shares; in the aggregate, directors and executive officers have sole voting rights only with respect to 72,510 shares; and in the aggregate, directors and executive officers have shared voting and dispositive power with respect to 2,700 shares.

<F6>  The share amount listed is from the Schedule 13G dated April 17, 1995 filed with the Securities and Exchange Commission and the Company.  Mr. Adrian's address is 201 Emery Avenue, South,
      Peshtigo, Wisconsin 54157.

<F7>  James D. Azzar, Bomarko, Inc. and Extrusions Division, Inc. constitute a "group" with respect to the acquisition of common Stock.  Of the reported shares, 276,664 are owned by Bomarko and
      200 are owned by EDI.  Mr. Azzar is deemed to beneficially own all of such shares.

                           SHAREHOLDER PROPOSALS

     According to the Company Proxy Statement, proposals which shareholders of the Company intend to present at and have included in the Company's proxy statement for the 1997 annual meeting must have been received by the Company by the close of business on December 15, 1996.

                                  PROXY

                         BADGER PAPER MILLS, INC.


The undersigned hereby appoints James D. Azzar, as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Badger Paper Mills, Inc., held of record by the undersigned on December 20, 1996, at the special meeting of shareholders to be held January 23, 1997, and any adjournment or postponement thereof.

1.   SHAREHOLDER RESOLUTION TO RESTORE FULL VOTING POWER.

     [__] FOR       [__] AGAINST        [__] ABSTAIN

2. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF JAMES D. AZZAR; BOMARKO, INC.; AND EXTRUSIONS DIVISION, INC. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE SHAREHOLDER RESOLUTION IN ITEM 1 AND ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING IN THE DISCRETION OF THE PROXY NAMED HEREIN.

Dated ________________, 1997       Signature X _____________________

                                             X _____________________

                              Please sign exactly as your name appears on the records of the Company. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



    PLEASE MARK "FOR", DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE
PROVIDED.






                                      -11-